UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                    Proxy Statement Pursuant to Section 14(a)
            of the Securities Exchange Act of 1934 (Amendment No. __)

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[ ]  Soliciting Material Pursuant to ss. 240.14a-12


                                 SIX FLAGS, INC.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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
                                                                          NEWS
SIX FLAGS
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FOR:          SIX FLAGS, INC.
CONTACT:      James F. Dannhauser, Chief Financial Officer
              122 East 42nd Street
              New York, NY 10168
              (212) 599-4693

              Joele Frank, Wilkinson Brimmer Katcher
              Dan Katcher / Jeremy Jacobs
              (212) 355-4449


                                                          FOR IMMEDIATE RELEASE
                                                          ---------------------

              SIX FLAGS RESPONDS TO RED ZONE'S MISLEADING STATEMENT
                               ON CONSENT DEADLINE

                         THERE IS NO NEAR-TERM DEADLINE

         NEW YORK, November 11, 2005 - Six Flags, Inc. (NYSE: PKS) issued the following statement responding to Red Zone's press release issued earlier today:

         If Dan Snyder wants to "set the record straight," perhaps he should start with himself.

         Snyder's latest diatribe has one obvious purpose -- to rush Six Flag stockholders to judgment. Apparently Snyder hopes to propel our stockholders over his consent goal line, but Snyder has tripped himself up this time. In his zeal to disparage the board and management of Six Flags, Snyder says:

         "Management...won't tell you who is bidding or for how much until after the deadline for you to submit your consent has conveniently passed."

         The fact is that no deadline for consents has been announced AND SNYDER CONTROLS THE DEADLINE. In a consent process, the "deadline" for submission of consents is the 60th day after the date of the earliest dated consent submitted to the Company. So far, NO consents have been submitted. Snyder has the ability to coordinate with those stockholders wishing to consent regarding when their consents are dated. Moreover, even if a "deadline" were to be set in Snyder's current consent solicitation, he is completely free to commence a new solicitation at ANY TIME. Snyder is once again demonstrating that he is afraid to permit the sale process to proceed to completion.

         Six Flags board and management have been open about the auction process timetable. They have publicly announced that they are targeting the receipt of final bids for early December and expect to have a transaction to recommend by the end of the month. There is NO "deadline" for the submission of consents before this time frame -- and if there were, Snyder has complete ability to make it irrelevant.

         If Snyder wants to set the record straight, he should start by explaining the meaning of false deadlines.

         While Red Zone now conveniently states that they will support a Board resolution to bring a credible bid to stockholders for their approval, they have been vociferously opposed to the sale process and have asserted that now is not the time to sell Six Flags. Six Flags remains confident that it will be presenting an attractive transaction to stockholders well in advance of any real deadline for the consent process. There is no need for Six Flags stockholders to act precipitously and give their consent before the results of the sale process are known.

         If stockholders have been misled by Snyder or wish to see the results of the sale process before they make a decision, we urge them not to sign Red Zone's white consent card or, if they have previously signed a white consent card, to revoke that consent by simply signing, dating and mailing the BLUE Consent Revocation Card immediately.

Six Flags, Inc. is the world's largest regional theme park company.

In response to the tender offer by Red Zone, if and when commenced, Six Flags will file with the SEC its recommendation to stockholders on Schedule 14D-9 regarding the tender offer and any amendments thereto. Investors and security holders are advised to read Six Flags' Solicitation/ Recommendation Statement on
Schedule 14D-9 when it is filed and becomes available because it will contain important information. Investors and security holders may obtain a free copy of the Solicitation/Recommendation Statement on Schedule 14D-9 (when it is filed and becomes available) free of charge at the SEC's website at www.sec.gov. Six Flags, Inc. also will provide a copy of these materials without charge on its website at www.sixflags.com.

Forward Looking Statements:

The information contained in this news release, other than historical information, consists of forward-looking statements within the meaning of
Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. These statements may involve risks and uncertainties that could cause actual results to differ materially from those described in such statements. These risks and uncertainties include, among others, the costs of reviewing and responding to the unsolicited offer and consent solicitation, and other impacts of the proposed offer on Six Flags' operations. Although Six Flags believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Important factors, including factors impacting attendance, such as local conditions, events, disturbances and terrorist activities, risks of accidents occurring at Six Flags' parks, adverse weather conditions, general economic conditions (including consumer spending patterns), competition, pending, threatened or future legal proceedings and other factors could cause actual results to differ materially from Six Flags' expectations. Reference is made to a more complete discussion of forward-looking statements and applicable risks contained under the captions "Cautionary Note Regarding Forward-Looking Statements" and "Business - Risk Factors" in Six Flags' Annual Report on Form 10-K for the year ended December 31, 2004, which is available free of charge on Six Flags' website at www.sixflags.com


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